Exhibit 99.2

                            PRESIDENT'S CERTIFICATION


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of The Bralorne Mining Company (the "Company") on Form 10-QSB for the period ending August 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rene Bernard, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                 /S/"Rene Bernard",
                                                   ----------------
                                                    Rene Bernard
                                               Chief  Executive  Officer
                                                President and Director

Date: January 12, 2004